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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) December 21, 2006

                                INSURE.COM, INC.
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             (Exact name of registrant as specified in its charter)

              Delaware                0-26781             36-3299423
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   (State or other jurisdiction     (Commission        (I.R.S. Employer
          of incorporation)         File Number)      Identification No.)

           8205 South Cass Ave., Darien, IL                 60561
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       (Address of principal executive offices)           (Zip Code)

         Registrant's telephone number, including area code 630-515-0170


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

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ITEM 7.01   REGULATION FD DISCLOSURE

         Insure.com, Inc. announced today that it has entered into a contract to sell its Colorado real estate for an expected net price which may result in a loss of approximately $300,000. The transaction is expected to close in late January or February 2007. This transaction could be cancelled or postponed for a variety of reasons. This information is being furnished under Item 7.01 (Regulation FD Disclosure) of Form 8-K.

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                                    Signature

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 21, 2006                         By: /s/ PHILLIP A. PERILLO
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                                                     Phillip A. Perillo
                                                     Senior Vice President
                                                     and Chief Financial Officer